OTCQB: MBVX

MabVax therapeutics

IMMUNO-ONCOLOGY DISCOVERY & DEVELOPMENT COMPANY

February 2016 Corporate Presentation
David Hansen
President and CEO



Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this memorandum such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

MabVax Highlights – progress over last few months

- FDA authorization for two Phase I trials starting this quarter
  - ✓ Phase I Trial of HuMab-5B1 as therapeutic monoclonal antibody for pancreatic and G.I. cancers
    - Filed IND November 30, 2015 and received FDA authorization on December 24th
    - First patient enrolled within weeks
    - Early readout of safety and dose determination likely mid-year 2016
  - ✓ Phase I Trial of 89Zr-HuMab-5B1 PET scan cancer imaging agent
    - Filed IND on December 30th and received FDA authorization January 29th
    - Trial to begin toward end of first quarter 2016
    - Early readout of safety and optimal imaging conditions likely mid-year 2016
- Plan to file IND for HuMab-5B1-based radioimmunotherapy product late 2016
- Sarcoma and ovarian cancer vaccines in advanced stage of Phase II trial
    - Overall Survival (OS) readout expected in late 2016
- Closed $10M non-dilutive financing with Oxford that provides sufficient runway through multiple 2016 milestones

Differentiated Immuno-Oncology Discovery Platform

Novel Targets Novel Therapies Significant Market Opportunity

- Tumor-associated carbohydrate antigens present ideal targets for antibody-based therapy
- Unique discovery process has resulted in portfolio of novel fully human antibodies with positive characteristics
- Products address significant unmet medical need for diagnosis and treatment of solid tumor cancers

Complementary Immuno-Oncology Technologies

- Fully human antibodies discovered from immune response of patients vaccinated against their cancer
- Vaccines developed at Memorial Sloan-Kettering Cancer Center and utilized in multiple clinical trials
- Two vaccines in advanced clinical studies and portfolio licensed to MabVax

Antibody Discovery Platform Leverages Immune Response From Many Vaccinated Patients


Vaccine Given
Multiple Times
To Drive Response
Delivered to
Multiple Patients
(Range 7 to 68)
Each Patient Immune
System Generates
Response to Vaccine
Best Antibodies
Identified
Best Antibody
Cloned & Expressed
As Monoclonal
Patient
Receives
Fully Human
Best Antibody
As Monoclonal

- Repeatedly vaccinate to drive and achieve a specific antibody response
- Take full advantage of unique characteristics of human immune system to produce highly useful and protective antibodies
- From patient blood samples, our experienced team can rapidly identify neutralizing target specific human antibodies
- Fully human antibodies have natural advantages; minimize side effects, cross reactivity and immunogenicity
- Vaccine trials in SCLC, sarcoma, melanoma, neuroblastoma as well as breast, colon, and ovarian cancers
- Resulted in a discovery library of fully human antibody leads

MabVax therapeutics

LEAD ANTIBODY PROGRAM – HUMAB-5B1
ANTIGEN EXPRESSED ON MULTIPLE SOLID TUMOR CANCERS



Table 1: Rate of CA19-9 expression in various tumor types*

Cancer type	Overall positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

***Adapted from Table 2 in Passerini et al. (15)**

- CA19.9 also known as Sialyl Lewis[a]
  - Target is the most extensively studied and clinically useful biomarker for pancreatic cancer
  - High copy numbers on cancer cell membrane makes an attractive molecular target
  - Target facilitates tumor proliferation, invasion, and metastatic spread[1]
  - Increased expression correlated to poor survival[1]
- HuMab-5B1 derived from a patient vaccinated with MabVax's vaccine
  - Seven Stage IV patients vaccinated in 4Q08 and six are still alive (median: 197 weeks post-vaccination)
  - Patient from whom derived the HuMab-5B1 antibody remained disease free at 5+ years[2]

1. Ben-David T, Sagi-Assif O, Meshel T, et al. Immunol Lett 2008; 116: 218-24.20,
2. Personal communication with lead investigator at MSKCC

PRECLINICAL RESULTS DEMONSTRATE SIGNIFICANT POTENTIAL OF HUMAB-5B1 AS TARGETING PLATFORM

Broad Utility Established Through Successful Preclinical Development

- Remarkable target antigen specificity and affinity
- Toxicology results from GLP primate studies demonstrate clean profile
- Preclinical studies support development of
  - Therapeutic antibody as monotherapy and in combination with chemo
  - PET imaging agent
  - Radioimmunotherapy product
  - ADC product

Target Specificity Enables Complimentary Precision Medicine Products

- Precisely targeting cancer cells allows for localization of immunotherapy, companion diagnostics, and molecularly targeted payloads for more potent therapies
- Critical role in diagnosis & imaging, staging, treating, and managing disease
- Enables personalized approach by assessing tumor location, density, metastatic sites and then configuring correct treatment approach

HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Pancreas, ductal adenocarcinoma, stage III



Sigmoid colon, carcinoma stage IIIB (‡)



Lung, adenocarcinoma, Stage IB



Urinary bladder, muscinous adenocarcinoma, stage IV



Ovary, <u>metastatic</u> carcinoma from colon



Lymph node, <u>metastatic</u> carcinoma , IIIA



Unpublished data. All work performed at Pathology Department, MSKCC

MabVax therapeutics

Minimal Staining in Normal Tissues Enhances Safety Profile

Normal Tissue	Stain
Brain	neg
Breast	+
Colon	+
Kidney	neg
Liver	neg
Lung	neg
Lymph node	neg
Muscle	neg
Pancreas	+
Placenta	neg
Skin	neg
Spleen	neg
Stomach	neg

Unpublished data. All work done at Pathology Department MSKCC


Breast, ducts


Sigmoid colon,
goblet cells


Pancreas,
exocrine

- Positive cells are restricted to the secretory ducts and lumen of these tissues
- These locations are inaccessible to the immune effector mechanisms
- Reduces potential of on target off tumor toxicity
- Validated by IND enabling toxicology and tissue cross reactivity studies in NHP

HuMab-5B1 Demonstrates Substantial Potentiation of Anti-Tumor Effect of SOC Chemotherapy in Pancreatic Cancer



Relative Tumor Growth at Day 42
Gemcitabine/nab-Paclitaxel as Baseline
BxPC3 Xenograft Model
Growth Relative to Control (%)
100
50
0
100%
77%
61%
49%
* P = .05
* P < .05
*
Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 5 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 30 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 50 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg

MabVax therapeutics

HuMab-5B1 Demonstrates Substantial Anti-Tumor Effect in Small Cell Lung Cancer Model

Relative Tumor Volume at Day 52 Compared to IgG Control
DMS 79 Xenograft Model: Hu IgG Control and Active Treatment Groups



Volume Relative to Control (%)
100
50
0
100
30
16
37
6
* = P < .01
Hu IgG 50 mg/kg (control)
MVT-5873 25 mg/kg
MVT-5873 50 mg/kg
Paclitaxel 10 mg/kg
MVT-5873 50 mg/kg + Paclitaxel 10 mg/kg

MabVax therapeutics

^{89}Zr-HuMab-5B1 PET Imaging of Human Colon, Pancreatic & SCLC Xenografts in SCID Mice



A
2 h
24 h
48 h
96 h
120 h
max
min
B
C
D
Colo205
BxPC3
DMS79
%ID/g
100
80
60
40
20
0

PET maximum intensity projections of mice-bearing colo205 (A), BxPC3 (B), and DMS79 (C) xenografts showing delineation of tumor (T) by ^{89}Zr-HuMab-5B1.

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

HuMab-5B1-PET Improves Imaging Compared To Standard Agent In Use Today

Mice ortho-topically transplanted with BxPC3-luc pancreatic tumor xenografts


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.

Journal of Nuclear Medicine
(Nov. 2013)


JNM
The Journal of
NUCLEAR MEDICINE

Received $1.75 Million NIH Contract for Development of Imaging Product

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MabVax therapeutics

Dose Selection and Biodistribution of HuMab-5B1 RIT



177Lu-CHX-A"-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
Time (days)
* - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

Key points from xenograph studies:

- Excellent tumor targeting with minimal impact on non-cancerous tissues
- 5B1-based RIT agents very good at suppressing tumor growth and even causing tumor regression.

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MabVax therapeutics

Feasibility Established for 5B1-Toxin Conjugates

BrdU Cell Proliferation Assay with BxPC3 and Colo205 Cells. WST-I Assay with Jurkat Cells As Control



Plate 1: BxPC3
96h BrdU
Plate 3: Colo205
96h WST - 24h measurement
Plate 4: Jurkat
96h WST - 24h measurement
Viability [%]
Concentration [M]
R5B1 ADC
R5B1
α-Amanitin



Median tumor volume (mm³)
Days after treatment
Group 1
PBS
Group 2
r5B1 ADC
50 µg/kg
Group 3
r5B1 ADC
150 µg/kg
Group 4
r5B1 ADC
450 µg/kg
Group 5
Naked r5B1

Single dose Rx on day 0, median values shown (Group2 had one outlier/non-responder). Dose dependent mean tumor inhibition by 5B1-ADC but not 5B1 alone. (Data from final report July 2014)

- 5B1-Toxin ADC demonstrates potent *in vitro* and *in vivo* cytotoxicity in two pancreatic cell lines known to express sialyl Lewis[a]
- Encouraging therapeutic window
- Successful conjugation of linker and toxin to antibody without apparent loss of specificity and binding efficiency
- 5B1-Toxin ADC is not cytotoxic to target antigen-negative cells

All work done in collaboration with Heidelberg Pharma

MabVax therapeutics

Phase I Trial of HuMab-5B1 in PDAC & CA19-9 Positive Cancer

Open label, non-randomized, dose escalation/expansion study conducted by MabVax

- Multicenter, US only, enrollment February 2016, indicated in pancreatic adenocarcinoma (PDAC)
- Dose escalation adds increasing doses of HuMab-5B1 followed by expansion at MTD in 10 subjects
- Investigate as Single Agent (Group A), Combination with nab-paclitaxel/gemcitabine (Group B)
- Primary Objectives: Safety, pharmacokinetics (PK) and MTD to define Phase II dose



Single Agent (A)
Histologically confirmed, progressive, locally-advanced or metastatic disease
Dose Escalation
1, 3, 6, 10 mg/kg
Evaluate safety, PK.
Dose for Expansion / Combination
Expansion (P2)
PII Dose
Additional safety, PK
2° Objectives
Tumor Response
Duration of Response
Exploratory
Evaluate Presence of Anti-5B1 Antibodies.
Evaluate circulating CA19-9 levels on PK and IHC.
Evaluate changes in CTC on drug admin.
Combination (B)
Histologically confirmed, unresectable or metastatic PDAC.
No prior treatment.
Dose Escalation (P1)
Start 1 dose below Single Agent MTD
Evaluate safety, PK,
Dose for Expansion
Expansion (P2)
PII Dose
Additional safety, PK

MabVax therapeutics

PHASE I TRIAL OF [ZR-89]-HUMAB-5B1 IN PANCREATIC CANCER

Open label, non-randomized, dose escalation/expansion study conducted by MabVax

- Multicenter, US only, enrollment (planned) April 2016 pancreatic cancer and CA19-9 Positive
- Dose escalation evaluates adding increasing doses of HuMab-5B1 to improve PET Image
- Primary Objectives: Safety, pharmacokinetics (PK), optimal antibody dose and the time from injection to obtain PET Scan

Dose Escalation and Image Optimization
Histologically confirmed, locally-advanced or metastatic disease

Dose Escalation
[Zr-89]-HuMab-5B1 (3mg)
First Alone, then with
0, 17, 47mg of HuMab-5B1
Evaluate safety, PK.
Dose for Expansion / Combination

Expansion
[Zr-89]-HuMab-5B1
+ HuMab-5B1
Additional safety, PK,
Confirm Image
Parameters for PII

2^{O} Objectives
Ability of MVT-2163 to detect sites of disease (localized / metastatic
Establish radiation dosimetry and biodistribution

Exploratory
Evaluate Presence of anti-5B1 Antibodies.
Evaluate circulating CA19-9 levels on PET Image Quality
Evaluate changes in CTC on drug administration

MabVax therapeutics

- Dismal prognosis for PDAC
  - Fourth leading cause of cancer death today growing to second overall by 2020
  - Five year survival rate is less than 10%
  - Resection is only cure and only 20% of patients quality for surgery
  - Five year survival rate post surgery is still only 25%
  - Even with best standard of care chemo (gemcitabine + nab-paclitaxel) survival averages 8.7 months


PROJECTED CANCER DEATHS
Projected cancer deaths (thousands)
160
120
80
40
0
2010
2020
2030
lung
pancreas
colorectal
breast
prostate

www.pancan.org

Market Opportunity Focusing On Metastatic Pancreatic and Colon Cancer

Significant Unmet Medical Need with Billion Dollar Potential

Therapeutic Product

- 96,000 new metastatic pancreatic and colon cancer patients each year
- 5-year survival rate is less than 10%
- Most advanced standard of care increases survival from 6.7 months to 8.5 months
- Antibody has demonstrated stand alone efficacy and improves efficacy of current chemotherapy
- Follow-on programs in radioimmunotherapy and ADC build on superior targeting capabilities

Diagnostic Product

- 43,000 new pancreatic cancer patients each year and 80% have metastatic disease
- Current existing advanced imaging technologies have difficulty detecting metastatic sites
- Current PET imaging agent has difficulty differentiating between benign disease and malignancy
- Proper assessment and staging for surgery is only cure today and justification for current reimbursement

Deals and Value for Early Stage Oncology Antibody Assets Has Dramatically Increased

Number of Deals: 276

Average Deal Value: $417.83M

Average Upfront Payments: $60.41M

Average Milestone Payments: $537.37M

Source: GlobalData Pharma eTrack. Early stage antibody deals in oncology. January 2016


No. of Deals
60
48
36
24
12
0
9
9
12
9
14
12
23
19
35
36
42
55
1
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016


Deal Value (US$m)
13,000
10,400
7,800
5,200
2,600
0
1,082.35
16.8
2,548.19
2,047.5
2,783.99
1,483.14
3,666.96
953
3,954
8,285.88
3,162.36
12,634.42
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

MabVax therapeutics

KEY MILESTONES FOR HUMAB5B1 DEVELOPMENT PROGRAM

EXPECTATIONS FOR 2016 AND 2017

1H 2016	2H 2016	1H 2017	2H 2017
➢ Initiate Phase I clinical trial for therapeutic agent ➢ Initiate Phase I clinical trial for PET imaging product	➢ Early data readout for safety, dose determination, PK, and targeting specificity. ➢ Complete enrollment for Phase I trials ➢ File IND for 5B1 based RIT product	➢ Full data readout for Phase I trials ➢ Initiate Phase I trial for RIT product ➢ Pilot toxicology for 5B1 based ADC	➢ Early data readout for Phase RIT trial ➢ Complete enrollment for Phase I trial RIT trial ➢ File IND for 5B1 based ADC

Project timelines are dependent upon FDA acceptance of INDs and patient enrollment rates in clinical trials.

MabVax therapeutics

Therapeutic Vaccine Program

VACCINATING PATIENTS TO ELICIT A PROTECTIVE ANTIBODY RESPONSE AIMED AT KILLING RESIDUAL DISEASE



Sarcoma Vaccine POC Phase II Results Anticipated 2016

- **Medical Management Of Recurrent Disease**
  - 5,290 deaths per year in the U.S.
  - Recurrence rates up to 50%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Randomized, multicenter, double-blind Phase II trial of 136 patients at 13 sites
  - Fully enrolled with all patients fully vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS
- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~\$200M to ~\$300M in annual sales

Sarcoma Incidence And Prevalence



13,230
100,000
Surviving Patients
New Cases

All incidence and survival date from National Cancer Institutes SEER data

Ovarian Vaccine POC Phase II Results Anticipated 2016

- **Medical Management Of Recurrent Disease**
  - 13,850 deaths per year in the U.S.
  - Recurrence rate is 70% and 5-year survival is 40%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Completely NCI funded and managed by GOG
  - Randomized, multicenter, double-blind Phase II trial of 164 patients initiated in July 2010 at 20+ sites
  - Fully enrolled and all patients vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS
- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~$200M to ~$400M in annual sales



Ovarian Cancer Incidence and Prevalence
21,880
174,000
Surviving Patients
New Cases

All incidence and survival date from National Cancer Institutes SEER data

Multiple Deals In Oncology Vaccine Market With Increasing Value In Recent Years

Deal Count: 72

Average Deal Value: $323.27M

Average Upfront Payments: $33.99M

Average Milestone Payments: $405.07

Source: GlobalData Pharma eTrack. Phase I and Phase II vaccine deals in oncology therapy. January 2016


No. of Deals
0
8
16
24
32
40
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
19 19 20 12 14 24 32 30 18 12 16 18
Deal Value (US$m)
0
600
1,200
1,800
2,400
3,000
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
54.5 530.12 888.47 295.94 440.36 35.5 518.49 53.1 140 1,017 2,345.09 727.5

MabVax therapeutics

ROBUST INTELLECTUAL PROPERTY

- **11 issued patents and 3 pending applications in the U.S.**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **14 international patents and 3 pending applications**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **Orphan drug designation available for vaccine and antibody products**
  - Received U.S. FDA ODD in Sept 2014 for neuroblastoma vaccine

STRONG MANAGEMENT TEAM AND BOARD OF DIRECTORS

Management

J. David Hansen Founder, President & CEO Board Member	MabVax, Avanir, Xenerex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xenerex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Vice President Product Development & Operations	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin, Magellan Labs, Cabrillo Labs, Glaxo Research Institute

Board of Directors

Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Paul Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Philip Livingston, M.D.	Corporate Officer
J. David Hansen	Corporate Officer

MabVax therapeutics

Shares Common Stock Outstanding

MabVax Therapeutics Holdings, Inc.
Pro forma Shares Common Stock Outstanding Oct. 5, 2015
(Excludes Green Shoe)

25,891,075	Common stock issued and outstanding prior to offering
2,500,000	Underwritten offering closing Oct. 5, 2015 (excludes 15% green shoe)
28,391,075	Total issued and outstanding after closing
19,149,100	Series D plain vanilla preferred stock with 4.99% voting blocker, as converted
3,333,300	Series E plain vanilla preferred stock with 4.99% voting blocker, as converted
50,873,475	Total fully diluted shares outstanding - excludes plain vanilla warrants
	Memo:
5,959,668	3-year warrants (issued in April 2015 financing) to purchase common stock at $1.50 a share (no price reset; contains cashless exercise)
1,250,000	3-year warrants (being issued Oct. 5, 2015, to purchase common stock at $1.32 a share (no price reset, no cashless exercise)
7,209,668	Total warrants

** Series D and Series E preferred stock, when referring to plain vanilla, include 4.99% voting blocker, no price reset, no look back provision, no dividend, $0.01 per share liquidation preference

MabVax therapeutics

Differentiated Cancer Immunotherapy Company With Multiple Near-Term Milestones

- MabVax: Cost-effective discovery and early development of multiple novel products with significant commercial potential
- HuMab-5B1 program holds significant potential for multiple targeted therapeutic and diagnostic applications
- HuMab-5B1 program milestones anticipated by mid-year 2016
- Follow-on antibody pipeline represents significant additional opportunity
- Vaccine program represents opportunity for significant upside with minimal capital requirements going forward
- Corporate strategy is to partner programs early
- Experienced management and board with significant public company experience

MabVax Therapeutics Holdings, Inc. OTCQB: MBVX

IMMUNO-ONCOLOGY DISCOVERY & DEVELOPMENT COMPANY

Harnessing the Human Immune System To Diagnose and Treat Cancer

Company Contacts

David Hansen
President and CEO
dhansen@mabvax.com
858-259-9405 x 301

Gregory Hanson
Chief Financial Officer
gregoryhanson@mabvax.com
858-259-9405 x 303